                                                                   Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3/A2 of our report dated December 19, 2002 relating to the financial statements, which appears in Rent-Way Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the references to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
March 31, 2003